Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heritage Financial Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date here of (the “Report”), we, Donald V. Rhodes, Chairman and Chief Executive Officer and Edward D. Cameron, Senior Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 4, 2005

/s/ Donald V. Rhodes
Donald V. Rhodes
Chairman and Chief Executive Officer
Principal Executive Officer

/s/ Edward D. Cameron
Edward D. Cameron
Senior Vice President and Treasurer
Principal Financial Officer